July/August 2018 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, including the pending merger of Community Bank with and into Citizens Business Bank, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; our ability to realize cost savings or synergies in connection with any acquisitions we may make; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for loan losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; the effects of additional legal and regulatory requirements to which we may become subject in the event our total assets exceed $10 billion, which is expected to occur in the event that our pending merger transaction with Community Bank is consummated; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risk; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount, cost and availability of deposit insurance; political developments, uncertainties or instability; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access, and/or communication facilities; cyber incidents, or theft or loss of Company or customer data or money; terrorist and political uncertainty or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases, extreme weather events, that affect electrical, environmental, computer servers, and communications or other services we use, or that affect our employees or third parties with whom we conduct business; our timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to certain of the Company’s key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications and electronic marketplaces for loans and other banking products or services); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $8.1 Billion Gross Loans: $4.8 Billion Total Deposits (Including Repos):$6.9 Billion Total Equity: $1.1 Billion Source: Q2 2018 earnings release & company filings CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 33 Years 12 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 23 Years 2 Years Dave F. Farnsworth Executive Vice President Chief Credit Officer 33 Years 2 Years David C. Harvey Executive Vice President Chief Operations Officer 26 Years 8 Years David A. Brager Executive Vice President Sales Division 31 Years 15 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 6 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 37 Years 31 Years Richard Wohl Executive Vice President General Counsel 30 Years 6 Years

Board of Directors Name CVBF Experience Age Ray O’Brien - Chairman 6 Years 61 George Borba Jr. - Vice Chairman 6 Years 50 Steve Del Guercio 6 Years 56 Kristina Leslie 3 Years 53 Hal Oswalt 4 Years 70 Anna Kan 2 Years 44 Rod Guerra 1 Year 62 Chris Myers - CEO 12 Years 56

Who is CVB Financial Corp.?

Largest Bank Holding Companies in CA Source: SNL Financial (1) Bank only, no holding company. (2) Pro Forma total assets for the proposed merger with Community Bank. Excludes purchase accounting and other merger-related adjustments. Rank Institution Total Assets (MRQ) (6/30/18) 1 Wells Fargo & Company $ 1,879,700 2 First Republic Bank(1) $93,851 3 SVB Financial Group $55,868 4 East West Bancorp, Inc. $38,073 5 PacWest Bancorp $24,530 6 Cathay General Bancorp $16,198 7 Hope Bancorp, Inc. $14,870 8 Banc of California, Inc. $10,319 9 Pacific Premier Bancorp. Inc. $8,158 10 CVB Financial Corp. $8,094 In millions

*As ranked among domestic banks with $5 to $50 billion in assets Bank Accomplishments & Ratings 165 Consecutive Quarters of Profitability 115 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) BauerFinancial Report Five Star Rating (January 2018) 35 Consecutive Quarters Fitch Rating BBB (February 2018)

Our Markets

Existing Locations 51 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Deposits and Loans

*Interest-Bearing Deposits includes REPOs Total Deposits* (000’s) 5 Year CAGR 5.4% 5 Year CAGR 9.6% 61%

Deposit Cost Comparison Source: Q2 2018 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

Deposits* (000’s) # of Center Locations Total Deposits (6/30/17) Total Deposits (6/30/18) Los Angeles County 18 $2,574,589 $2,345,011 Inland Empire (Riverside & San Bernardino Counties) 9 $2,099,044 $2,080,681 Central Valley 8 $1,205,843 $1,146,457 Orange County 9 $1,052,513 $1,025,962 Central Coast 5 $265,124 $272,904 San Diego 2 $42,784 $44,195 Other $3,369 $4,150 Total 51 $7,243,266 $6,919,360 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.11% 0.11%

Total Loans* (000’s) *Excludes deferred loan fees, discount on PCI loans, and allowance for loan losses Includes covered and non-covered loans for all periods presented

Loan Portfolio Composition Total Loans by Type Source: Q2 2018 earnings release & company reports

(000’s) # of Center Locations Average Loans per Location Total Loans* (6/30/18) Los Angeles County 18 $91,884 $1,653,916 Central Valley 8 $124,917 $999,336 Inland Empire (Riverside & San Bernardino Counties) 9 $84,389 $759,503 Orange County 9 $66,704 $600,335 Central Coast 5 $70,876 $354,382 San Diego 2 $66,130 $132,259 Other California $107,432 Out of State $215,168 Total 51 $4,822,331 Total Loans* *Excludes deferred loan fees, MTM discount on PCI loans, allowance for loan losses and loans held-for-sale

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) - *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge $13.2 million additional tax exp. due to DTA revaluation

Net Interest Margin Normalized* *Normalized tax equivalent excludes accretion on covered loans (Purchase Credit Impaired)

Efficiency & Expenses

Efficiency Ratio $13.9 million FHLB prepayment charge

Noninterest Expense as a % of Average Assets $13.9 million FHLB prepayment charge

Capital

Capital Capital Ratios Adequately Capitalized Ratio Well-Capitalized Ratio March 31, 2018* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 17.3% Total Risk-based Capital Ratio 8.0% 10.0% 18.4% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.9% Tier 1 Leverage Ratio 4.0% 5.0% 12.2% * CVB Financial Corp. – Consolidated

Securities & Investments

$1.93 Billion *Available For Sale Yield on securities portfolio = 2.48% for the 2nd Quarter 2018 Securities Portfolio* - $2.7 Billion $772.5 Million *Held to Maturity Source: Q2 2018 earnings release | Yield on securities represents the fully taxable equivalent

*Available For Sale Securities Only Securities Portfolio* $1.93 Billion (000’s) ($34,257) Mark-to-Market (Pre-tax)

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (Pending) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (Pending)

Acquisition Strategy Target size: $200 million to $4 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) --Banks-- --Banking Teams-- In-market & ‘new’ markets

2018 ‘Critical Few’ Grow Loans Through Relationship Banking Strategy Grow Core Deposits Execute on Community Bank Integration Prepare for $10 Billion and Beyond Fraud Prevention

Five Core Values Financial Strength 1 Superior People 2 Customer Focus 3 Cost-Effective Operation 4 Having Fun 5

Merger with Community Bank

Community Bank Overview Financial data as of or for the three months ended March 31, 2018. Excludes unused loan commitments. Company Overview Loan and Deposit Composition(1) Financial Highlights(1) Founded in 1945 Headquartered in Pasadena, CA 16 office locations throughout the greater Los Angeles and Orange County areas Focused on small and medium sized businesses Total Assets $3.7 billion Gross Loans $2.8 billion Total Deposits $2.8 billion Loan / Deposit Ratio 97.9% Tang. Common Equity / Tang. Assets 9.3% Return on Average Assets 0.87% Efficiency Ratio 64.1% Net Interest Margin 3.56% Nonperforming Assets / Total Assets 0.29% Non-Owner Occupied CRE / TRBC Ratio(2) 220% Loan Composition Deposit Composition

Transaction Summary Based on the fixed exchange ratio, fixed cash amount and CVBF’s closing stock price of $23.60 on 2/26/2018. Consideration 9.4595 fixed exchange ratio and $56.00 per share in cash Approximately 30.0 million CVBF shares issued to CYHT and $177.5 million in cash Approximately 80% stock and 20% cash $885.2 million aggregate transaction value(1) Pro Forma Ownership 78.6% CVBF 21.4% CYHT Board of Directors One CYHT director will be appointed to CVBF’s Board of Directors Pro forma CVBF Board of Directors will consist of 9 directors Required Approvals Customary regulatory approvals CVBF and CYHT shareholder approvals Anticipated Timing 3rd quarter of 2018

Key Transaction Terms & Assumptions(1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments. Cost Savings Transaction Expenses Approximately 50% of CYHT’s noninterest expense with a 100% realization by mid 2019 Approximately $44 million (pre-tax) Loan Marks 1.40% ($39.6 million) loan credit mark 0.60% ($17.0 million) loan interest rate mark Core Deposit Intangible 1.50% ($37.3 million) of CYHT’s non-time deposits Revenue Adjustments Revenue enhancements identified but not included Approximately $39.8 million

Two organizations that have stood the test of time Similar Cultures – Competitors become partners All-Star Team of Employees – Deeper Bench Expanded Product Offering Enhanced Asset Mix Enhanced Funding Mix Geographic Overlap – Anticipated Cost Synergies Combination of Historic Community Banks

Transaction Rationale Complementary business banking models with similar core values and corporate cultures Long history for each institution through multiple economic cycles Combined company of approximately $12 billion in total assets pro forma Efficiency and scale is expected to result in better operating leverage and offset the cost of crossing over the $10 billion threshold Increase deposit market share and geographic reach in key operating markets Leverage excess capital while maintaining strong regulatory capital ratios Enhance CVBF’s long-term shareholder value

Appendix – Other ‘CVBF’ Information

‘CVBF’ Assets & Liabilities 6/30/18 Liabilities - $7.0 Billion 6/30/18 Assets - $8.1 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit **Includes Customer Repurchase Agreements

‘CVBF’ Yield on Securities vs. Yield on Loans * Includes Discount Accretion on PCI loans **Includes Available for Sale and Held to Maturity, TE

Appendix – Merger Related

Multiples and Financial Impact[1]

	Transaction Valuation at Announcement [2][3]	CVBF Valuation at Announcement [3]
Price / Tangible Book Value	2.47x	2.72x
Price / LTM EPS[4]	26.1x	22.0x
Price / 2018 EPS[4]	--	18.6x
Core Deposit Premium[5]	21.0%	--
	80% Stock / 20% Cash	**100% Stock Equivalent[6]**
2019e EPS Accretion	~ 12%	~ 7%
Internal Rate of Return	> 15%	> 15%
TBVPS Dilution	~ 11%	~ 2%
TBV Earnback Period	~ 4.9 years	~ 1.6 years

(1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments.
(2) Utilizing the fixed exchange ratio and fixed cash amount.
(3) Based on CVBF's closing stock price of $23.37 on 2/23/2018
(4) LTM EPS excludes expenses related to the revaluation of the deferred tax asset. CVBF 2018e EPS per consensus analyst estimates.
(5) Core deposits are defined as total deposits less time deposits with balances above $100,000.
(6) For illustrative purposes only.

cbbank.com 50

Pro Forma Profitability and Capital(1) Estimated financial impact is presented solely for illustrative purposes based on consensus analyst estimates for CVBF and preliminary estimates for CYHT. Includes estimated purchase accounting and other merger-related adjustments. TCE / TA Total Risk-Based Capital Ratio Leverage Ratio Total Assets ROATCE ROAA

Asset Composition (3/31/2018) Note: Financial data as of or for the three months ended March 31, 2018. Excludes purchase accounting and other merger-related adjustments. CVB Financial Corp. Pro Forma(1) Community Bank Total Assets: $8.4 billion Total Assets: $3.7 billion Total Assets: $12.1 billion

Loan Composition (3/31/2018) Note: Financial data as of or for the three months ended March 31, 2018. Excludes purchase accounting and other merger-related adjustments. CVB Financial Corp. Pro Forma(1) Community Bank Gross Loans: $4.8 billion Yield on Loans: 4.67% Gross Loans: $2.8 billion Yield on Loans: 4.46% Gross Loans: $7.6 billion

Deposit Composition (3/31/2018) Note: Financial data as of or for the three months ended March 31, 2018. Excludes purchase accounting and other merger-related adjustments. CVB Financial Corp. Pro Forma(1) Community Bank Total Deposits: $6.7 billion Cost of Deposits: 0.09% Total Deposits: $2.8 billion Cost of Deposits: 0.39% Total Deposits: $9.5 billion

Copy of presentation at www.cbbank.com